Exhibit 99.2

The Acquisition Of Assets In The Greater Buffalo Wallow And East Texas Areas August 18, 2008

2 • 118,000 gross acres (85,000 net acres) in two existing Forest Focus Areas • 350 Bcfe of estimated proved reserves (36% PD, 74% gas) with additional net unrisked potential of 1.2 Tcfe (unbooked) and approximately 1,500 identified drilling locations • Production of 34 MMcfe/d, 93% gas Key Transaction Terms Consideration Paid Oil & Gas Assets Structure Funding Sources Expected Close • $708 million cash • 3.5 million shares of FST (subject to collar mechanism) • Asset purchase • Initial cash consideration funded through Forest’s existing credit facility • Ultimate funding from non-core, non-strategic asset sales of $500 – 600 million • September 30, 2008

3 Strategic Financial Operational • The Greater Buffalo Wallow Area and East Texas / North Louisiana assets each have critical mass to allow Forest to benefit from economies of scale • Capitalize on Forest’s existing operational expertise and infrastructure in these areas • Adds further value to Forest Texas Gathering LP through added volumes • Compliments Forest’s personnel expertise in key Focus Areas • Forest is an experienced horizontal driller • Adds leverage to balance sheet until moderated by property sales • New asset divestiture package of $500 – 600 million to reduce leverage on balance sheet Deal Opportunity • Allows Forest to capitalize on synergies in the Greater Buffalo Wallow Area and East Texas / North Louisiana • Sell additional assets to further focus operations of the company • Acreage from the Greater Buffalo Wallow Area and East Texas / North Louisiana is near Forest’s existing acreage position and activity • Adds potential size to developing Atoka play in the Greater Buffalo Wallow Area and Haynesville / Bossier play in East Texas / North Louisiana • Horizontal potential in the Greater Buffalo Wallow Area in Atoka, Morrow and Granite Wash and in East Texas in Cotton Valley, Pettet, James Lime and Haynesville / Bossier • Divestitures to fund the acquisition continues to narrow focus and upgrade attractive portfolio Acquisition Rationale

Buffalo Wallow Extension Asset Attributes

Pro-Forma Acreage Position



Industry Horizontal Atoka and Morrow
Field
Kelln / Nix Ranch
Formation
Morrow, Cleveland, Granite Wash, Atoka
LIPSCOMB
HEMPHILL
Field
N. Buffalo Wallow
Formation
Granite Wash, Douglas, Atoka
Industry Horizontal Granite Wash and Atoka
Field
Buffalo Wallow
Formation
Granite Wash, Atoka
WHEELER
Bolt-on Acreage
Forest Acreage

- **North Buffalo Wallow Extension has 67,700 gross acres near Forest's existing acreage**
- **Large undeveloped acreage position**
- **Approximately 1,120 identified locations with current spacing (945 locations unbooked)**
- **Horizontal potential in Atoka, Morrow and Granite Wash**
- **Total estimated proved reserves of 206 Bcfe**

	Forest	Acq.	Pro-Forma
Gross Acres	51,600	67,700	119,300
Proved Reserves (Bcfe)	259*	206**	465
Unbooked Inventory	1,539	945	2,484

* Based on December 31, 2007 estimated proved reserves

** Based on Forest's internal estimates as of July 1, 2008

"Combined Property Set Will Make Forest The Most Active Driller In The Texas Panhandle"

4

5 Gross Acres 143,000 50,300 193,300 Proved Reserves (Bcfe) 435 144 579 Unbooked Inventory 2,967 249 3,216 East Texas Asset Attributes UPSHUR SMITH GREGG MARION HARRISON PANOLA SHELBY RUSK CHEROKEE NACOGDOCHES East Texas N. Louisiana SOUTH GILMER SOUTHERN PINE / WHITE OAK CREEK BEAR GRASS Tyler Shreveport LA NANA BAYOU SE RUSK ALTO “Combined Property Set Will Make Forest The 5th Most Active Driller In East Texas” • 50,300 gross acres is near Forest’s existing acreage of 143,000 gross acres in East Texas / North Louisiana • Approximately 349 identified locations with current spacing (249 locations unbooked) • Horizontal potential in Pettet, James Lime, Cotton Valley and Haynesville / Bossier • Total estimated proved reserves of 144 Bcfe • Haynesville / Bossier deep rights included on 24,000 gross (15,000 net) acres Pro-Forma Acq. Forest * * Based on December 31, 2007 estimated proved reserves pro forma for the Ark-La-Tex acquisition that closed on May 2, 2008 ** Based on Forest’s internal estimates as of July 1, 2008 Bolt-on Acreage Forest Acreage Bolt-on Acreage Forest Acreage ** Industry Horizontal Cotton Valley and Haynesville/Bossier Industry Horizontal Travis Peak, James Lime, Pettet and Bossier

6 Pro-Forma 2008 – 2009 Plan Summary GROW ORGANICALLY IDENTIFY ATTRACTIVE ACQUISITION OPPORTUNITIES REDUCE COST PRESERVE FINANCIAL FLEXIBILITY • Increase drilling activity to 13 rigs in 2008 in the Greater Buffalo Wallow Area and to 13 rigs in 2008 in East Texas / North Louisiana tight-gas plays to expand reserve and production growth rates • Production of 34 MMcfe/d with an expected organic growth rate of greater than 30% in 2009 • Familiarity with these core assets leads to operational performance improvements • Capitalize on the significant exposure to horizontal drilling opportunities in both plays; including Atoka, Morrow, James Lime and Hayneville / Bossier resources • Continue to acquire bolt-on interests around core area of the asset base • Use size and scale of the Greater Buffalo Wallow Area and East Texas / North Louisiana positions to consolidate smaller players • Apply project FOCUS to reduce LOE on newly acquired assets and maintain Forest’s lower drilling costs • Enhance marketing contracts and net back margins • Fund core acquisition by divesting of non-core, non-strategic assets; allows further pruning of asset base to focus operations • Successful divestiture of properties will result in minimal increase of leverage metrics

7 • Bolt on acquisition in Forest’s two main Focus Areas • Increases organic reserve and production growth rate • Familiarity with area will lead to operational performance improvements • Application of horizontal drilling to the Greater Buffalo Wallow Area • Enhances exposure to Atoka, Morrow, James Lime and Haynesville / Bossier resource plays • Allows for further upgrading of asset base to focus operations Summary

8 Forward Looking Statements – This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, that address activities that Forest assumes, plans, expects, believes, projects, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. The forward-looking statements provided in this presentation are based on management's current belief, based on currently available information, as to the outcome and timing of future events. Forest cautions that its future natural gas and liquids production, revenues and expenses and other forward-looking statements are subject to all of the risks and uncertainties normally incident to the exploration for and development and production and sale of oil and gas. These risks include, but are not limited to, price volatility, inflation or lack of availability of goods and services, environmental risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating future oil and gas production or reserves, the uncertainty in executing our pending divestiture program and other risks as described in reports that Forest files with the Securities and Exchange Commission (SEC), including its 2007 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Also, the financial results of Forest's foreign operations are subject to currency exchange rate risks. Any of these factors could cause Forest's actual results and plans to differ materially from those in the forward-looking statements. Reserves – The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves, which are estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Forest uses the terms "probable" and "possible" reserves, resource ”potential" or "upside" or other descriptions of volumes of reserves or resources potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines strictly prohibit Forest from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by Forest. Resource potential refers to Forest's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. Resource potential does not constitute reserves within the meaning of the Society of Petroleum Engineer's Petroleum Resource Management System and does not include any proved reserves. Area wide unrisked resource potential has not been risked by Forest's management. Actual quantities that may be ultimately recovered from Forest's interests will differ substantially. Factors affecting ultimate recovery include the scope of Forest’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other factors; and actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of resource potential may change significantly as development of our resource plays provides additional data. Investors are urged to consider closely the disclosure in Forest's Annual Report on Form 10-K for fiscal year ended December 31, 2007, copies of which are available for free from Forest by writing Forest at 707 17th Street, Suite 3600, Denver, CO 80202, Attention: Investor Relations, or by calling Investor Relations at 303-812-1400, or visiting Forest's website at www.forestoil.com. The shares of Forest common stock to be delivered to the seller upon closing will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold absent registration or an applicable exemption from registration. This presentation shall not constitute an offer to sell or a solicitation or an offer to buy, nor shall there be any sale of the securities in any state where such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state.